UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                    51-0068479
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
       incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits.

                 ( c )  Exhibits.

                       (99.1) The Registrant's Press Release dated January 28,
                              2003.

ITEM 9.  Regulation FD Disclosure.

     On January 28, 2003, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), announced today that the Board of Directors has approved a three-for-two stock split of the Company's common shares and a 50% increase in the Cash Dividend.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  January 30, 2003               By:  /s/ Gary W. Rollins
                                      ------------------------------------------
                                      Gary W. Rollins
                                      Chief Executive Officer, President
                                      and Chief Operating Officer





Date:  January 30, 2003               By:  /s/ Harry J. Cynkus
                                      ------------------------------------------
                                      Harry J. Cynkus
                                      Chief Financial Officer and Treasurer